DELAWARE GROUP TAX-FREE MONEY FUND

Delaware Tax-Free Money Fund
Class A and Consultant Class Prospectus
(the "Fund")

Supplement to the Fund's Prospectus dated June 30, 2004

Effective July 1, 2005, the following information will replace the similar information in the section "What are the Fund's fees and expenses?" on page 4 of the Fund's prospectus:
What are the Fund's fees and expenses?	CLASS	A	Consultant
Shareholder fees are paid directly from your investment.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
	Maximum sales charge (load) imposed on reinvested dividends	none	none
	Redemption fees	none	none
	Exchange fees[1]	none	none
Annual fund operating expenses are deducted from the Fund's assets.	Management fees	0.45%	0.45%
	Distribution and service (12b-1) fees	none	0.30%
	Other expenses	0.40%	0.40%
	Total operating expenses	0.85%	1.15%
	Fees waivers and payments[2,3]	(0.07%)	(0.07%)
	Net expenses	0.78%	1.08%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.[4] This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

	CLASS	A	Consultant
	1 year	$80	$110
	3 years	$264	$358
	5 years	$465	$626
	10 years	$1,043	$1,391

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 Consultant Class shares are subject to a 12b-1-distribution plan; however the Board of Trustees of the Fund suspended 12b-1 plan payments effective June 1, 1990. This waiver may be discontinued at any time subject to prior approval by the Board of Trustees.

3 The investment manager has contracted to waive fees and pay expenses through August 31, 2006 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and certain insurance costs) from exceeding 0.78% of average daily net assets. The fees and expenses shown in the table above do not reflect the fee waiver by the distributor noted in footnote 2. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the distributor's current fee waiver.

Fund operating expenses including 12b-1 waiver in effect for Consultant Class shares.	CLASS	Consultant
	Management fees	0.38%
	Distribution and service (12b-1) fees	None
	Other expenses	0.40%
	Total operating expenses	0.78%

4 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show and does not reflect the manager and distributor's expense caps.

This Supplement is dated June 30, 2005.